UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




 Date of Report (Date of earliest event reported)    January 31, 2003
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                                   MBNA Corporation
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   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)







Item 5.  Other Events

      The net credit losses and loan delinquency ratios for MBNA America Bank, N.A. ("the Bank"), a wholly owned subsidiary of MBNA Corporation, for its loan receivables and its managed loans for January 31, 2003, are presented in the table below.

                                        Net
                                   Credit Losses     Delinquency (a)
                                   -------------     -----------
                                   (Annualized)

Loan Receivables (b)...........        5.49%            4.45%

   Credit Card Loan
      Receivables..............        4.58             3.71

   Other Consumer
      Loan Receivables.........        7.71             5.28



Managed Loans (c)..............        5.59             5.02

   Managed Credit
      Card Loans...............        5.17             4.85

   Managed Other
      Consumer Loans...........        8.46             6.11


While credit quality has been impacted by the weaker economic environment, the Bank typically experiences a seasonal increase in net credit losses from December to January. This trend has been consistent in four of the last five years. Management expects net credit losses to decline in the second half of 2003.

Beginning in January 2003, the Bank will report net credit losses and loan delinquency for its loan receivables and its managed loans by loan category. Other Consumer Loans have higher loss rates, higher yields and are comparably profitable to credit card loans. In the fourth quarter of 2002, the Bank increased its reserve coverage for other consumer loans and the Bank is adequately reserved.

(a)  Delinquency represents loans that are 30 days or more past due.
(b) Loan delinquency does not include securitized loans or loans held for securitization.
(c) Managed loans include loans held for securitization, loan portfolio, and securitized loans.

Cautionary language: The Corporations' projections of future net credit losses are by their nature uncertain and changes in economic conditions, bankruptcy laws, regulatory policies, and other factors may impact actual losses.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                                      MBNA CORPORATION


Date:  February 18, 2003                  By:  /s/     M. Scot Kaufman
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                                                       M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer